UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 5, 2009

Date of Report (Date of earliest event reported)

PACWEST BANCORP

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	00-30747 (Commission File Number)	33-0885320 (I.R.S. Employer Identification No.)

401 West A Street

San Diego, California 92101

(Address of principal executive offices and zip code)

(619) 233-5588

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On March 5, 2009, Mr. Gary W. Deems and Mr. David S. Williams, both directors of PacWest Bancorp, notified the Company that they intend to retire from service on the Company’s board of directors effective on the date of the Company’s 2009 Annual Meeting of Stockholders, currently scheduled for May 12, 2009.   Mr. Williams is a founding director of the Company, having served on the Company’s board of directors since its formation in 2000.  Mr. Deems began his service on the board of directors in October 2006, following the Company’s acquisition of Community Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACWEST BANCORP

Date: March 10, 2009

	By:	/s/ Jared M. Wolff
Name: Jared M. Wolff
	Title:	Executive Vice President, General
Counsel and Secretary